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                                                                  EXHIBIT 10.32

                             MANUFACTURER AGREEMENT

     In consideration of General Electric Credit Corporation (hereinafter GECC) agreeing to extend, from time to time and in GECC's sole discretion, inventory financing accommodation on the undersigned Manufacturer's products (manufactured homes, mobile homes, modular homes, sectional homes and/or motor homes and recreational vehicles) purchased directly from Manufacturer by Dealers whose credit and financial responsibility are acceptable to GECC, Manufacturer agrees as follows:

     1. Prior to shipping each product, Manufacturer will obtain GECC's commitment to finance and pay for such product upon receipt and acceptance by Dealer. Manufacturer will provide GECC with the original invoice and certificate of origin. Manufacturer warrants that (a) its invoice represents a bona fide order by Dealer; (b) titles are clear of all liens and encumbrances; (c) invoices are true and accurate, represent a fair market price for the product, have not been inflated above published prices to include any Dealer rebate and do not contain items not sold with the product; (d) invoices for manufactured home products comply with the Truth in Invoicing Practices Statement of the Manufactured Housing Institute; (e) all right, title and interest to the product have been transferred to Dealer; (f) the product is new, free of all manufacturing defects, and complies and has been constructed in accordance with all applicable laws and regulations including, but not in limitation, the National Manufactured Housing Construction and Safety Standards Act and all applicable FTC Trade Regulation Rules. In case of any breach of any of the above warranties (a) through (f), Manufacturer agrees to reimburse GECC for any amounts advanced plus earned but uncollected charges and to indemnify and hold GECC harmless against all costs and expenses arising out of or related directly or indirectly to such breach.

     2. GECC will advance one hundred percent (100%) of the net wholesale invoice amount, of such percentage as has been otherwise agreed upon or as may be reduced by any Dealer downpayment (which shall be Manufacturer's obligation to collect). Such amount shall exclude any dealer assistance programs or subsidies other than volume rebates. A volume rebate is an established manufacturer marketing practice offered to all Dealers on an equal, nondiscriminatory basis for volume purchases over a stated period of time of not less than three months. Rebates on single units or small volume purchases are not considered eligible.

     3. Manufacturer will deliver each product in good and merchantable condition to the Dealer at such location or place of business as has been previously approved by GECC under GECC's inventory financing agreement with Dealer. In the event a product is delivered to Dealer at a location other than an approved location, Manufacturer shall reimburse GECC for any loss arising out of such delivery adversely affecting the perfection or priority of GECC's security interest in such product.



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     4. If GECC takes actual or constructive possession of a product financed under this Agreement due to a default on the part of any Dealer, GECC will give Manufacturer notice followed by a written confirmation requesting repurchase and state the repurchase price and where Manufacturer is to take delivery. Manufacturer shall immediately thereafter repurchase such product(s) in accordance with Section 5 below. Manufacturer shall take delivery of such product(s) in "as is" condition provided, however, that the repurchase price may be adjusted as set forth in Section 6 below. The term "default" as used in this section means the failure by Dealer to meet obligations under agreements with GECC which in GECC's sole judgment authorizes GECC to take possession of any products financed under GECC's inventory financing agreement with Dealer.

     5. The repurchase price for a product shall be payable prior to taking delivery or, in GECC's discretion, within 5 days thereafter, and will be the principal amount due GECC plus, commencing 10 days after GECC's request for repurchase, earned but uncollected charges. At GECC's option, payment shall be made by i) Manufacturer's check, or ii) certified or bank check. The repurchase price shall in no event be reduced by any reserves or other property held by GECC as security for the performance of Dealer's obligations to GECC. Notwithstanding the foregoing, Manufacturer's repurchase obligation on each product shall be reduced by 2% for each Dealer billing period commencing with the 5th billing period after GECC's advance of funds, provided, however, that GECC shall have 30 days for administration purposes and provided further that in the event of a Dealer bankruptcy, Manufacturer's repurchase obligation shall be fixed as of the filing date.

     6. On all products repurchased, in addition to the repurchase price, Manufacturer will reimburse GECC for the reasonable costs and expenses related to the repossession, securing and storing of any product. Manufacturer may deduct from the repurchase price Manufacturer's wholesale cost for any missing or damaged equipment, furniture or appliances provided the same was specifically identified on the invoice and was a part of the product as originally delivered to Dealer.

     7. Manufacturer will not be required to repurchase a product if title thereto has been transferred or assigned by a Dealer to a retail buyer in the ordinary course of business who has accepted delivery of and used such product, or if a product has been used as an office or rental or otherwise occupied.

     8. Upon the repurchase of any product under the terms of this Agreement, the Manufacturer shall be subrogated to a corresponding portion of GECC's rights against the Dealer with respect to such product and the security or title retention instrument covering such product and GECC agrees to execute and deliver such partial assignments and other documents relating thereto as the Manufacturer may reasonably request. Any such repurchase by Manufacturer shall not constitute a sale or


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disposition under the Uniform Commercial Code. The Manufacturer shall thereafter have the duties of a secured party under the Uniform Commercial Code.

     9. Manufacturer waives any failure or delay on the part of GECC in asserting or enforcing any rights of GECC hereunder or against the Dealer. Manufacturer's liability shall not be affected by any extension or variation of terms which may be granted in connection with any obligations of Dealer.

     10. Any funds of Manufacturer or any other property of Manufacturer that may now or at any time hereafter be given or left in the possession of GECC, for any purpose, or that may be in transit to or from GECC for any purpose, are hereby pledged and delivered to GECC to secure the payment of, or in GECC's discretion to be offset against, any obligations or liabilities of Manufacturer to GECC, direct or contingent, whether due or to become due, and whether now existing or hereafter arising. Manufacturer waives any cause of action against any Dealer for the collection of any funds offset. A photostatic copy or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

     11. Manufacturer hereby authorizes GECC, by any employee of GECC's designation, to sign, execute, endorse, transfer, file or deliver in the name of Manufacturer any financing or other statements required by applicable law concerning GECC's security interest hereunder, any certificates of title or origin or applications therefor, and any evidences of indebtedness with respect to any advances made by GECC to finance inventory and to endorse in the name of Manufacturer any notes, checks, drafts or other instruments for the payment of money which may come into GECC's possession. This authorization is limited to those acts reasonably necessary to effectuate this Agreement and to those acts necessary or desirable in GECC's discretion to secure the indebtedness due hereunder.

     12. In the event that GECC refinances the inventory of a Dealer and such refinanced inventory was originally floorplanned with another financing source, then upon notification to Manufacturer, the terms and conditions of this Agreement shall apply to any of Manufacturer's products in such inventory as though such products had originally been floorplanned by GECC.

     13. Regardless of whether GECC or another finance source provides the floorplan financing for a product, Manufacturer agrees to honor all warranty obligations to retail customers whose purchase is financed by GECC and further agrees to reimburse GECC for any expenses, claims or damage (including reasonable attorney fees incurred in any litigation), relating to any claim against GECC for manufacturer defects, breach of warranty or product liability on Manufacturer's products.

     14. Manufacturer agrees that all business operations will be conducted in compliance with federal, state and local law.



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Further, all signatures are duly authorized acts of the Manufacturer and the individual signing on behalf of Manufacturer. This Agreement is not intended to and does not set up any third party beneficiary rights on behalf of any Dealer or other person not a party to this Agreement.

     15. In the event Manufacturer is a participant in GECC's Instant Access(TM) program, the following shall apply: Manufacturer shall have a non-exclusive and non-transferable license to the program's computer software which shall be revocable by GECC in its discretion. It is expressly understood and agreed that the software contains "trade secret" information and other data proprietary to GECC. Manufacturer shall maintain all software in strict confidence and shall not allow such software to be disclosed, proliferated or duplicated. The license of software shall be on an "as is" basis and all implied warranties of merchantability or fitness for a particular purpose are excluded. GECC shall not be liable for any loss or damage, including, without limitation, any indirect, special or consequential damages arising from Manufacturer's use of the software or its performance.

     16. All statements of account rendered by GECC to Manufacturer shall be presumed correct and accurate and constitute an account stated unless, within 30 days after receipt thereof, Manufacturer shall deliver by certified mail, return receipt requested, written objection thereto specifying any errors in the statement.

     17. Manufacturer shall furnish, at Manufacturer's expense, at least annually (and sooner if requested by GECC), an audited financial statement, or, if such statement is not available, a balance sheet, a profit and loss statement, and such other documents as may be requested by GECC, reflecting the current financial condition of Manufacturer. Manufacturer further agrees to provide GECC information related to products financed hereunder, including, without limitation, product specifications, construction standards, current price lists, freight practices, any bonus or rebate plans, and warranty materials. Manufacturer represents that all financial and other information supplied to GECC is and will be true, complete and accurate. Manufacturer authorizes GECC to investigate Manufacturer's credit worthiness and credit capacity as may in GECC's discretion be necessary from time to time. Manufacturer further authorizes GECC to furnish information concerning Manufacturer's account to credit reporting agencies and others who may lawfully receive such information.

     18. Time is of the essence with respect to Manufacturer's performance of obligations hereunder notwithstanding any course of dealing or custom on the part of GECC to grant extensions of time. Any extension of time shall be a nonbinding accommodation to Manufacturer and shall not prejudice GECC's right to demand immediate performance.

     19. If any provision of this Agreement should be held to be void, invalid or unenforceable by any court or other tribunal,



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the validity and enforceability of the remaining provisions shall not be affected.

     20. In the event Manufacturer declares bankruptcy, makes an assignment for the benefit of creditors, becomes insolvent or unable to pay debts as they become due, cease to do business as a going concern, fails to meet consumer warranty obligations, or otherwise fails to meet any obligation or breaches any covenant hereunder or under any other agreement with GECC such event shall constitute a default. A default under the terms of this Agreement shall constitute a default under any other agreement with GECC. Both parties agree that the sole and exclusive remedy for any matter or cause of action related directly or indirectly to any breach of the Agreement shall be a cause of action sounding in contract and with damages limited to actual and direct damages incurred. Neither party shall be liable for any consequential, special, incidental or indirect damages.

     21. Waiver of any default is not a wavier of any subsequent default. GECC shall have the absolute and unconditional right at all times to enforce all agreements of whatever kind or nature, present or future, in strict accordance with the written terms thereof, notwithstanding any conduct or custom on the part of GECC in refraining from doing so at any prior time or times. GECC shall have the right to refrain from or postpone enforcement of any agreements without prejudice. The failure to strictly enforce such agreements shall not be construed as having created a course of dealing between the parties contrary to the specific terms of the agreements or as having modified, released or waived the same.

     22. Manufacturer hereby waives presentment, protest, demand and notice of dishonor. GECC may exercise any and all rights available to it as secured party under the laws of the state governing this Agreement, without limitation or election, it being agreed that all remedies available to GECC shall be cumulative. Manufacturer agrees to pay court costs and reasonable attorney's fees incurred by GECC in enforcing GECC's rights and remedies after default under this Agreement.

     23. Both parties to this Agreement agree to waive any and all rights to a trial by jury in any action or proceeding, whether in law or in equity, arising out of or related to this Agreement.

     24. This Agreement represents the entire agreement between the parties and may not be modified or amended except by a writing duly executed by both parties hereto. All prior representations, promises and conditions whether written or oral are merged herein and all prior agreements of courses of dealing are hereby amended. This Agreement shall be binding upon, and inure to the benefit of the successors and assigns of the parties, provided that no assignment by Manufacturer shall be valid without GECC's written consent. In the event of conflict between this and any prior agreement or between this Agreement and any legend or


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notation on an invoice, certificate of origin or similar documentation, the terms of this Agreement shall control.

     25. This Agreement shall be effective until terminated by either party, with or without cause, upon thirty (30) days written notice sent by certified mail, return receipt requested, but shall continue to be effective as to obligations assumed hereunder prior to the effective date of termination.

     26. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

The parties hereto have accepted this Agreement on the dates set forth below. Accepted at Stamford, Connecticut.

Dated this ________________ day of                 Dated this 12th day of
______________________________, 19___.             January, 1987.

General Electric Credit Corporation:               Manufacturer:

__________________________(Seal)                   BELLCREST HOMES, INC.(Seal)

By:_______________________(Seal)                   By:__________________(Seal)

Title:_________________________                    Title:  President

Business Address:  260 Long Ridge                  Principal Place of Business
Road, Stamford, Connecticut                        and Mailing Address:

Region Office:_________________                    206 Magnolia St., P.O. Box
                                                   630, Millen, Georgia  30442
_______________________________

                                    GUARANTY

     As an inducement to GECC to extend inventory financing on Manufacturers' products purchased directly from Manufacturer by Dealers whose credit and financial responsibility are acceptable to GECC, but without in any way binding you to do so, the undersigned do hereby jointly and severally guarantee to GECC the full and prompt payment and performance by the said Manufacturer of all of its debts, liabilities and obligations to GECC arising under or directly related to the Manufacturer Agreement entered into by said Manufacturer.

     In the event of default in the performance of this Guaranty, the undersigned jointly and severally agree to pay all reasonable court costs, attorneys' fees, and other expenses paid or incurred by GECC in connection with the enforcement hereof.

     This Guaranty shall not be affected or impaired by any modification, extension, release or variation of the terms of the Manufacturer Agreement, nor by any waiver of strict compliance with the terms thereof, it being expressly understood and agreed that notice to or the consent of the undersigned with respect to any


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such modification, extension, release, variation or waiver shall not be required. It is further understood and agreed that the liability of the undersigned hereunder is direct and unconditional, and may be enforced without prior resort to any right or remedy, which GECC may have against the Manufacturer. No delay in exercising any right hereunder or failure to exercise the same shall operate as a waiver thereof.

     To the extent permitted by law, notice of acceptance hereof, notice of default by the Manufacturer, demand for payment or performance thereof, the right to a trial by jury in any action hereon, and any and all notices or demands to which the undersigned might otherwise be entitled are all hereby expressly waived. This Guaranty shall be governed by and construed in accordance with the laws of the State of Connecticut.

     This Guaranty may not be modified, altered or changed nor may any provisions hereof be waived, expect by an instrument in writing signed by the party against whom such modification, alteration, change or waiver is sought to be enforced. This Guaranty shall be binding upon the successors and assigns of the undersigned and the benefits hereof shall extend to GECC and include its successors and assigns.

     WITNESS our hands and seals this ____ day of _______________, 19___.

____________________________                   _________________________(Seal)
____________________________                   By:______________________(Seal)

                                               Title:_________________________



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